Exhibit 10.2

OMNIBUS AMENDMENT TO INSIDER AGREEMENT AND UNDERWRITING AGREEMENT

This Omnibus Amendment to Insider Agreement and Underwriting Agreement (this “Amendment”), dated as of August 31, 2026 (the “Amendment Date”), is made by and among Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.), a Cayman Islands exempted company (the “Company”), Maywood Sponsor LLC, a Delaware limited liability company (“Maywood Sponsor”), the members of the Company’s board of directors and management team (the “Insiders”), Inflection Point Fund I LP, a Delaware limited partnership (“IPF”) Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen”), Seaport Global Securities LLC (“Seaport”, and together with Cohen, the “Representatives”) are each referred to herein as a “Party” and collectively as the “Parties”.

Reference is made to (i) that certain amended and restated Insider Agreement, dated as of September 9, 2025 (the “Insider Agreement”), by and among the Company, Maywood Sponsor, the Insiders, and IPF and (ii) that certain underwriting agreement, dated as of February 12, 2025, by and among the Company, Maywood Sponsor and the Representatives (the “Underwriting Agreement”).

WHEREAS, pursuant to paragraph 12 of the Insider Agreement, the Insider Agreement may not be changed, amended, modified or waived except by a written instrument signed by all of the parties thereto;

WHEREAS, the Representatives are express third-party beneficiaries of the Insider Agreement;

WHEREAS, each of the Company, Maywood Sponsor, the Insiders, IPF desire to amend the Insider Agreement as provided below, and the Representatives desire to acknowledge such amendment;

WHEREAS, pursuant to section 9.3 of the Underwriting Agreement, the Underwriting Agreement may only be amended by a written instrument executed by each of the parties thereto; and

WHEREAS, each of the Company and Representatives desire to amend the Underwriting Agreement as provided below.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree and acknowledge as follows:

1. Amendment to the Insider Agreement. Effective as of the closing of the Business Combination, the Lock-up as set forth in Section 6(a) of the Agreement and the transfer restrictions with respect to the Private Placement Units and underlying securities as set forth in Section 6(b) of the Agreement shall be terminated and of no further force and effect.

2. Acknowledgment. The Representatives hereby acknowledge Section 1 above.

3. Amendment to the Underwriting Agreement. As consideration for the acknowledgement set forth in Section 2 above, the lock-up restrictions contained in Section 1.4.2 of the Underwriting Agreement shall be terminated and of no further force and effect.

4. Full Force and Effect. Except as expressly amended hereby, each of the Insider Agreement and Underwriting Agreement remains unchanged and in full force and effect, and this Amendment shall be governed by the terms of the Agreement, as amended by this Omnibus Amendment. From and after the date of this Amendment, each reference in the Insider Agreement and Underwriting Agreement, respectively, to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to thereto in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Amendment or as otherwise expressly provided) will be deemed to mean the Insider Agreement or Underwriting Agreement, respectively, as amended by this Omnibus Amendment, whether or not this Omnibus Amendment is expressly referenced.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

INFLECTION POINT FUND I LP BY INFLECTION POINT GP I LLC, AS GENERAL PARTNER

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Managing Member of Inflection Point GP I LLC

MAYWOOD SPONSOR, LLC

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Authorized Person

COHEN & COMPANY CAPITAL MARKETS A DIVISION OF COHEN & COMPANY SECURITIES, LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Senior Managing Director

SEAPORT GLOBAL SECURITIES LLC

By:	/s/ Jack Mascone
Name:	Jack Mascone
Title:	Head of Capital Markets

INFLECTION POINT ACQUISITION CORP. V

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Chairman and Chief Executive Officer

/s/ Zikang Wu
Name:	Zikang Wu

/s/ Zixun Jin
Name:	Zixun Jin

/s/ Hao Tian
Name:	Hao Tian

/s/ Chao Yang
Name:	Chao Yang

/s/ Michael Blitzer
Name:	Michael Blitzer

/s/ Kevin Shannon
Name:	Kevin Shannon

/s/ William Denkin
Name:	William Denkin

/s/ Steven Tannenbaum
Name:	Steven Tannenbaum

/s/ Carolyn Trabuco
Name:	Carolyn Trabuco